UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 _________________________
FORM 8-K

 _________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2023

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Verint Systems Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-34807	11-3200514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Broadhollow Road
Melville,	New York	11747
(Address of principal executive offices, and zip code)

(631)	962-9600
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	VRNT	The NASDAQ Stock Market, LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 21, 2023, the Board of Directors (the "Board") of Verint Systems Inc. (the "Company") approved certain amendments (the "Amendments") to the Company's Amended and Restated By-laws (the "By-laws"). The Amendments became effective upon their approval by the Board. The Amendments include:

•the addition of certain advance notice provisions for director nominations made and business proposals submitted by stockholders, including requiring (i) certain information, representations, and disclosures regarding proposing stockholders, proposed director nominees, proposed business, as well as other persons related to, and acting in concert with, a stockholder and the stockholder's solicitation of proxies, (ii) disclosure of equity interests in the Company and its competitors by proposing and nominating stockholders and their nominees, (iii) proposing and nominating stockholders to update certain information provided in the notice and clarifying that such updated information will not cure advance notice deficiencies, extend deadlines or allow new proposals or nominees, (iv) proposing and nominating stockholders and their nominees to verify certain information and provide supplemental information to the Company within five days of the Company's request, and (v) proposed director nominees to sit for interviews with the Board or its committees within five business days of the Company's request;

•the implementation of certain procedural and eligibility requirements and enforcement mechanics for stockholders soliciting proxies in support of director nominees other than the Board’s nominees, in accordance with Rule 14a-19 of the Securities Exchange Act of 1934 (i.e., the “universal proxy card” rules);

•the implementation of a requirement that any stockholders directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board;

•the clarification of certain qualifications and procedures related to the conduct of meetings and elections;

•designation of (i) the Court of Chancery in the State of Delaware (or if such court does not have jurisdiction, the federal district court for the District of Delaware) as the sole and exclusive forum for any derivative actions, actions asserting claims of breach of fiduciary duties, actions arising under the General Corporation Law of the State of Delaware, the Company’s Certificate of Incorporation or the By-laws, and (ii) the federal district courts of the United States of America as the sole and exclusive forum for any claims arising under the Securities Act of 1933; and

•the incorporation of certain other administrative, technical, clarifying, and conforming changes.

The By-laws, as amended, are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing summary of the Amendments is qualified in its entirety by reference to the full text of the By-laws, as amended.

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit
Number	Description

3.1	Amended and Restated By-Laws of Verint Systems Inc. (as amended as of November 21, 2023)

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date:	November 28, 2023

		By:	/s/ Peter Fante
			Name:	Peter Fante
			Title:	Chief Administrative Officer